BULL & BEAR-----------------------------------------------------------------
PERFORMANCE DRIVEN(R)







Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Bull & Bear Municipal Income Fund (the "Fund") at 10:00 a.m. on October 23, 1996 at the Fund's offices at 11 Hanover Square, New York, New York 10005.

     At the Special Meeting, Fund shareholders will consider a proposal to convert the Fund, the only outstanding series of Bull & Bear Municipal Securities, Inc. (the "Company"), from an open-end, manage ment investment company to a closed-end, management investment company. Please note that this proposal is identical to that set forth in the Fund's proxy statement dated August 8, 1996. The August 8, 1996 proxy statement, however, inadvertently misdescribed the vote required to approve the proposal. The present meeting is being convened for the purpose of obtaining the requisite affirmative vote of the holders of a majority of the total number of shares of the Company entitled to vote as of the record date, which has been fixed as the close of business on September 30, 1996. The Fund and its shareholders will not bear any additional expenses in connection with the October 23, 1996 Special Meeting. The Fund's investment objective will remain unchanged. As a closed-end Fund, we would expect its shares to be traded on the American Stock Exchange or over-the-counter on Nasdaq and no longer redeemable at net asset value. As part of the proposal to convert the Fund to closed-end format, shareholders will also be asked to consider amending certain investment restrictions of the Fund intended to increase the potential for higher yields and total returns. The enclosed Proxy Statement describes the proposal in detail and should be read carefully and retained for future reference.

     The Board of Directors has unanimously approved the proposal and recommends that shareholders vote in favor of it. The proposal is intended to provide the Fund with greater flexibility to seek its investment objective of the highest possible income exempt from Federal income tax that is consistent with the preservation of principal. The Fund will have greater capacity as a closed-end fund to invest in illiquid securities and employ leverage, which could offer the potential to enhance the Fund's yields and total returns. Moreover, the Board anticipates that conversion to closed-end status will permit the Fund to reduce its operating expenses.

     You are requested to give this matter your prompt attention and to sign, date and mail the accompany ing proxy as soon as possible in the return envelope provided for your convenience to ensure its receipt before the Special Meeting.

                                                 Very truly yours,


                                                 The Board of Directors

                         PLEASE VOTE NOW BY SIGNING AND  RETURNING  THE ENCLOSED
            PROXY CARD. Otherwise, your Fund may incur needless delay to solicit sufficient votes for the meeting.

                        BULL & BEAR MUNICIPAL INCOME FUND
                                  P.O. BOX 9043
                            SMITHTOWN, NEW YORK 11787
                            TOLL-FREE 1-800-847-4200

                  --------------------------------------------


                            NOTICE OF SPECIAL MEETING
                      OF SHAREHOLDERS To Be Held on October
                                    23, 1996

                  --------------------------------------------



To the Shareholders of

Bull & Bear Municipal Income Fund

     Notice is hereby given that a Special Meeting of Shareholders of Bull & Bear Municipal Income Fund (the "Fund") will be held at the Fund's offices at 11 Hanover Square, New York, New York 10005 on October 23, 1996 at 10:00 a.m., to consider and vote upon the following:

         To approve Charter amendments of Bull & Bear Municipal Securities, Inc. that will result in the conversion of the Fund from open-end to closed-end status, to delete the Fund's investment restrictions on authority to borrow money, secure indebtedness and purchase securities with conditions on resale, and to amend the Fund's investment restriction on authority to issue senior securities.

Approval of this proposal would have the effect of converting the Fund from a diversified series of a registered open-end, management investment company to a registered closed-end, diversified management investment company.

     The proposal is discussed in greater detail in the attached Proxy Statement. No other business may come before said meeting or any adjournment thereof.

     The close of business on September 30, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.


                                                     By Order of the Directors

                                                     --------------------------
                                                     William J. Maynard
                                                     Secretary

October 8, 1996

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

IN ORDER TO AVOID THE ADDITIONAL DELAY OF FURTHER SOLICITATIONS, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY IF YOU DO NOT EXPECT TO ATTEND THE MEETING. NO POSTAGE IS NECESSARY.

                        BULL & BEAR MUNICIPAL INCOME FUND

                  --------------------------------------------


                         SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 23, 1996

                  --------------------------------------------


                                 PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of Bull & Bear Municipal Securities, Inc. (the "Company") for use at a Special Meeting of Shareholders of Bull & Bear Municipal Income Fund (the "Fund") to be held on October 23, 1996, at 10:00 a.m. at the Fund's offices at 11 Hanover Square, New York, New York 10005, and at any adjournments thereof (the "Meeting"). A notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

     The business to be considered at the Meeting is:

         A proposal to adopt Amended and Restated Articles of Incorporation for the Company, attached hereto as Exhibit A, which would have the effect of converting the Fund from a diversified series of a registered open-end, management investment company to a registered closed-end, diversified management investment company, and (i) to delete the current fundamental investment restriction that prohibits the Fund from borrowing money (except in certain circumstances), (ii) to delete the current fundamental investment restriction that prohibits the transfer as security for indebtedness any security owned by the Fund (except in certain circumstances), (iii) to delete the current fundamental investment restriction that prohibits the Fund from purchasing securities with legal or contractual conditions on resale, and (iv) to replace the current fundamental investment restriction that prohibits the Fund from issuing senior securities (except reverse repurchase agreements, to the extent they may be deemed to involve the issuance of senior securities) with a provision that permits the Fund to issue senior securities (including borrowing money on margin or otherwise) to the extent permitted under applicable law.

     If the proposal is approved, the Directors will determine the date of conversion.

     The Fund is currently a diversified series of an open-end, management investment company. The Fund's investment objective is to provide its shareholders with the highest possible income exempt from Federal income tax that is consistent with the preservation of principal. The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of municipal securities. No assurances can be given that the Fund's objective will be achieved. Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, believes that the conversion will not be a taxable event to the Fund or its shareholders.

     Application will be made to list the Fund's shares on the American Stock Exchange (the "AMEX") under the symbol "BBM", or if such listing is not available, to trade over-the-counter on Nasdaq with the symbol "BBMU". Although there is no current trading market for shares of the Fund's common stock, it is expected that "when issued" trading of such shares will commence approximately four business days prior to the date the conversion takes place. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Fund cannot predict whether its shares will trade at, below or above net asset value.

     The business address of the Fund is 11 Hanover Square, New York, New York 10005, its mailing address is P.O. Box 9043, Smithtown, New York 11787, and its toll-free telephone number is 1-800-847-4200.

     REQUIRED VOTE: APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE TOTAL NUMBER OF SHARES OF THE COMPANY ENTITLED TO VOTE AS OF THE RECORD DATE.

     THIS PROXY STATEMENT SETS FORTH CONCISELY CERTAIN INFORMATION ABOUT THE FUND AND THE PROPOSAL THAT SHAREHOLDERS SHOULD KNOW BEFORE GIVING A PROXY AND IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                           GENERAL VOTING INFORMATION

     In addition to the solicitation of proxies by mail, officers and regular employees of the Fund, Bull & Bear Advisers, Inc. (the "Investment Manager"), affiliates of the Investment Manager, and other representatives of the Fund may also solicit proxies by telephone, telegraph or in person. In addition, the Investment Manager has retained Shareholder Communications Corporation to assist in the solicitation of proxies. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Investment Manager. The Investment Manager will reimburse brokerage firms and others for its expenses in forwarding solicitation materials to the beneficial owners of shares.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the proxy will be voted FOR the proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a proxy to the Fund at the above address prior to the date of the Meeting.

     In the event a quorum is present at the Meeting but sufficient votes to approve the proposed transaction are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR such proposal in favor of such an adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment.

     The close of business on September 30, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held on each matter to be voted upon. On September 30, 1996, there were ________ shares of the Fund outstanding.

     To the knowledge of the management of the Fund as of September 30, 1996, no person owns of record or beneficially 5% or more of the shares of the Fund.

     This Proxy Statement is first being mailed to shareholders on or about October 8, 1996.


                                    PROPOSAL:

TO APPROVE CHARTER AMENDMENTS THAT WILL RESULT IN THE CONVERSION OF BULL & BEAR MUNICIPAL INCOME FUND FROM A DIVERSIFIED SERIES OF A REGISTERED OPEN-END, MANAGEMENT INVESTMENT COMPANY TO A REGISTERED CLOSED-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY, TO DELETE THE FUND'S INVESTMENT RESTRICTIONS ON AUTHORITY TO BORROW MONEY, SECURE INDEBTEDNESS AND PURCHASE SECURITIES WITH CONDITIONS ON RESALE, AND TO AMEND THE FUND'S INVESTMENT RESTRICTION ON AUTHORITY TO ISSUE SENIOR SECURITIES.


                                   BACKGROUND

      The Fund commenced operations in 1984 and is presently the only series of shares issued by the Company (see "Description of Common Stock"), an open-end management investment company organized as a Maryland corporation in 1983. The investment objective of the Fund is to obtain for its shareholders the highest possible income exempt from Federal income tax that is consistent with the preservation of principal. The Fund seeks to achieve its objective by investing principally in a diversified portfolio of municipal securities of varying maturities, depending on the Investment Manager's evaluation of current and anticipated market conditions.

     The Board of Directors has approved, subject to shareholder approval, the conversion of the Fund from open-end to closed-end status. If the proposal is approved and implemented, after conversion, a shareholder will be able to sell shares at the current market price on a securities exchange or over-the-counter market but will no longer be able to redeem shares at net asset value. Application has been made for the Fund's shares to be listed on the AMEX with the symbol "BBM", or if such listing is not available, to trade over-the-counter on Nasdaq with the symbol "BBMU". The record date for conversion and the date of conversion will be determined by the Board of Directors following shareholder approval of the conversion.

                           REASONS FOR THE CONVERSION

     The Board of Directors believes that the conversion will provide the Fund with greater flexibility to seek its investment objective with lower operating expenses.

     Investment Flexibility. Open-end funds may not hold in excess of 15% of their net assets in securities that are not readily marketable, including restricted securities. In order to maintain a highly liquid portfolio that is readily priced on a daily basis, the Fund has avoided investing in various securities that the Investment Manager had otherwise found attractive. A closed-end fund, however, may invest up to 100% of its assets in such securities and generally values its assets only once per week. Moreover, in connection with the conversion, the Fund's current fundamental investment restriction that prohibit it from purchasing securities with legal or contractual conditions on resale would be deleted. Although the Fund would not expect to invest 100% of its assets in restricted and illiquid securities, the ability to invest a higher proportion than 15% without the overriding need for daily liquidity experienced in an open-end fund, in the view of the Board of Directors and the Investment Manager, may increase the potential for higher yields and total returns and therefore be beneficial to shareholders. Operating in the closed-end format would give the Fund greater flexibility in pursuing these kinds of investments.

     The Fund currently may not, pursuant to its fundamental investment restrictions, (1) borrow money, except for temporary purposes and then only from banks in amounts not exceeding 10% of the market value of its assets, except that the Fund may enter into reverse repurchase agreements on up to an additional 25% of its assets, provided in either case that immediately thereafter there is an asset coverage of at least 300%, or (2) issue any class of securities senior to any other class of securities, except to the extent reverse repurchase agreements may be deemed to involve the issuance of senior securities. Closed-end funds, however, have greater flexibility in borrowing and issuing senior securities, including debt or preferred stock, so long as such preferred securities do not exceed one-half, and such debt does not exceed one-third, of such fund's total assets. In accordance with SEC staff guidelines, any such debt or preferred stock may be convertible, which may permit the Fund to obtain leverage at attractive rates. Therefore, in connection with the conversion, the Fund's fundamental investment restriction regarding borrowing would be deleted and its fundamental investment restriction regarding senior securities would be amended, as follows: "[The Fund may not:] issue senior securities (including borrowing money) except to the extent permitted by applicable law".

     Under the Fund's current fundamental investment restrictions, the Fund may not mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible bank borrowings (as discussed above), in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at market. If the Fund converts to closed-end format, its greater flexibility in borrowing money will be facilitated by the ability to transfer securities it owns as security for indebtedness. Therefore, in connection with the conversion, the Fund's current fundamental investment restriction that prohibits such transfers would be deleted.

     Use of leverage by the Fund would increase the Fund's total return to shareholders if the Fund's returns on its investments out of the proceeds of such leverage exceed the cost of such leverage. Although in the past the Fund has not used leverage and there can be no assurance that if employed, it will be successful, the Board of Directors and Investment Manager believe that increased capacity to employ leverage may potentially increase yields and total returns.

     Investing in illiquid securities, including securities with legal or contractual conditions on resale, and using leverage for investment purposes entail certain risks. With respect to illiquid securities, including securities with legal or contractual conditions on resale, the Fund may not be able to dispose of a security at the desired price at the time it wishes to make such disposition. In addition, such securities often sell at a discount from liquid and freely tradeable securities of the same class or type, although they are also usually purchased at an equivalent discount which enhances yield while the securities are held by the Fund. Such securities may also be more difficult to price accurately although this is less significant in a closed-end fund where shares are not purchased or sold solely on the basis of net asset value. Leverage is a speculative investment technique and, as such, entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common shareholders of changes in net asset value. For example, a fund that uses leverage of one third of its total assets will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that if the cost of leverage exceeds the return on the securities acquired with the proceeds of that leverage, it will diminish rather than enhance the return to common shareholders. These two risks would generally make the Fund's total return to common shareholders more volatile. However, if the Fund is able to provide total returns on its assets exceeding the costs of leverage, the use of leverage would over the longer term enhance the Fund's yields and total returns, although there can be no assurance that this can be achieved.

     Moreover, to assist the Fund in meeting redemption requests, the Fund has generally maintained a certain percentage of its assets in highly liquid but lower-yielding securities. This investment strategy is considered important by the Fund in managing redemption risk in the open-end format but would become unnecessary if the Fund were to become closed-end. The shift to closed-end format would enable the Fund to invest substantially all of its assets in accordance with its investment objective, thereby potentially increasing yields and total returns, as well as potential losses, to common shareholders of the Fund.

     By voting in favor of the conversion, shareholders will authorize the deletions and amendments to the Fund's fundamental investment restrictions described above. As consistent with the Fund's investment objective, the Fund intends to utilize the additional investment flexibility afforded by these changes after conversion to closed-end format, depending on the Investment Manager's evaluation of current and anticipated market conditions, but there can be no assurance that such additional flexibility will be utilized or, if utilized, enhance the Fund's performance or materially affect its yields or total returns. Although to some extent these changes could have been adopted by the Fund in an open-end format, the capacity of the Fund as a closed-end fund to invest in illiquid securities, including those with legal or contractual conditions to resale, and employ leverage is greater.

Reduced Fund Expenses. The conversion may enable the Fund to reduce certain operating expenses.

     As a closed-end fund the Fund will save money by not having to maintain registrations in each state for sales of its shares, by terminating its shareholder administration agreement and by terminating its plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. These cost savings will be partially offset by fees associated with the requirement of annual shareholder meetings and listing of the Fund's shares on the AMEX or Nasdaq, although the Fund's expenses as a closed-end fund are expected to remain the same or decrease.

     The impact of the elimination or reduction of those expenses of the Fund which are not assessed as a percentage of net assets, including the shareholder administration and state registration fees described above, and other such costs such as registration under the Securities Act of 1933, as amended (the "1933 Act"), transfer agency and net asset value calculation accounting, depends greatly upon the total net assets of the Fund. Accordingly, since it is impossible to predict whether and to what extent net redemptions of shares of the Fund may occur prior to its conversion to closed-end status, the expense ratio after such conversion cannot be stated with certainty. If net assets decrease, operating expense ratios will increase. Moreover, although to the extent the Fund employs leverage its expenses will increase, leverage would only be employed with the intention to at least commensurately increase the Fund's gross income and net income and thereby increase the Fund's yields and total returns.

     At meetings on June 13, 1996 and June 26, 1996, the Board considered the Fund's investment objective and policies in view of its recent operating results, total net assets, prospects, market conditions, and other factors and alternatives to conversion of the Fund and changes to its investment restrictions, together with features and characteristics of closed-end funds generally and pro forma and other information pertaining to the Fund, including an assessment of risks, costs, and expenses pertaining to the conversion. After consideration of these and other relevant matters, the Board unanimously approved the proposal, advised the Amended and Restated Articles of Incorporation, and recommended that shareholders of the Fund vote in favor of the proposal. The Board believes that the conversion is in the best interests of the shareholders and the benefits thereof outweigh its costs. For a description of the costs and expenses relating to the conversion, see "The Conversion Expenses" below.

MANNER OF EFFECTING THE CONVERSION

     Upon shareholder approval of the conversion, the Fund will mail shareholders a notice of its intent to complete the conversion on a specified date not less than 15 days after the date of such notice. Shareholders will continue to be able to redeem their shares at net asset value until the conversion occurs. Thereupon, the Company will file its Amended and Restated Articles of Incorporation with the Secretary of State of Maryland, have the Fund's registration of common shares with the SEC under the Securities and Exchange Act of 1934 declared effective, file an amended registration statement under the 1940 Act changing the Fund's status from open-end to closed-end and, if approved for listing on the AMEX or over-the-counter on Nasdaq, commence "when issued" trading approximately four days prior to the actual conversion. Shareholders who have elected to reinvest dividends and distributions would automatically be included in the Fund's dividend reinvestment plan (see "Dividend Reinvestment Plan"). Shareholders will not be required to turn in their share certificates or take any other action to effectuate the conversion. Shareholders will be able to redeem shares up to and including the day prior to the date of conversion.

THE CONVERSION EXPENSES

     The costs to be incurred by the Fund to convert to closed-end status are estimated to be approximately $60,000. See also "The Reasons for the Conversion
- Reduced Fund Expenses" herein.

MARKET TRADING; DISCOUNT TO NET ASSET VALUE

     Open-end funds are redeemable at any time at net asset value and cannot be sold at a premium or discount in the marketplace. Closed-end funds, on the other hand, are bought and sold in the securities markets and may trade at either a premium to or discount from net asset value. Shares of closed-end funds frequently trade at a discount from net asset value, which is a risk separate and apart from the risk that the net asset value of the Fund's shares will decrease. Prior to the conversion, there will have been no market for the Fund's shares and no history of Fund investment performance as a closed-end fund, increasing the likelihood of the risk that its shares will trade at a discount. In addition, compared to other closed-end funds with similar investment objective and policies, the Fund's relatively smaller amount of total net assets and shares outstanding also increases the risk of trading at a discount. Shareholders should also bear in mind that they will incur brokerage or other transaction costs if they sell shares of closed-end funds in the securities markets, whereas the transaction costs of redemptions of open-end funds are generally absorbed by the fund. The Investment Manager, however, has arranged with its affiliate, Bull & Bear Securities, Inc., that for two years after the conversion, any shares in the Fund held by the Fund's transfer agent in its book entry account may be sold at market value without commission if sold through Bull & Bear Securities, Inc.


                         INVESTMENT MANAGEMENT SERVICES

INVESTMENT MANAGER

     The Fund's Investment Manager is Bull & Bear Advisers, Inc., 11 Hanover Square, New York, New York 10005. The Investment Manager, a registered investment adviser, is a wholly-owned subsidiary of the Bull & Bear Group, Inc. ("Group"). Group is a publicly-owned company whose shares are traded on Nasdaq. Bassett S. Winmill may be deemed a controlling person, as that term is defined by the rules and regulations of the 1940 Act, of Group and the Investment Manager on the basis of his ownership of 100% of Group's voting stock. The investment companies (which includes the Fund) managed by the Investment Manager and its affiliates had net assets in excess of $430 million as of September 27, 1996.

INVESTMENT MANAGEMENT AGREEMENT

     Under the terms of the current Investment Management Agreement, the management fee is calculated based upon the average daily net assets of the Fund; upon the Fund's conversion to closed-end format, at which time the Fund's net assets will be calculated weekly, the Investment Management Agreement would be amended to provide that the fee be calculated based upon the average weekly net assets of the Fund. Accordingly, by voting in favor of the proposal, shareholders will approve this conforming amendment to the current Investment Management Agreement. In all other material respects, the terms of the Investment Management Agreement would remain the same.

                           DESCRIPTION OF COMMON STOCK

COMMON STOCK

     Bull & Bear Municipal Income Fund is currently the only series of Bull & Bear Municipal Securities, Inc., which was incorporated under the laws of the State of Maryland in 1983. The Company is authorized to issue one billion shares of stock, par value $.01 per share (the "Common Stock") of which 50 million shares have been designated Bull & Bear Municipal Income Fund. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are fully paid and nonassessable, are redeemable at net asset value per share next determined after the Fund receives a redemption request and have no preemptive, conversion or cumulative voting rights. Upon conversion of the Fund to closed-end status, shares of Common Stock will no longer be redeemable at net asset value, and will continue not to have preemptive, conversion or cumulative voting rights.

LISTING OF SHARES

     Application will be made to list the Fund's shares on the AMEX upon notice of issuance thereof with the symbol "BBM", or if such listing is not available, to trade over-the-counter on Nasdaq with the symbol "BBMU". Although there is no current trading market for shares of the Fund's Common Stock, it is expected that "when issued" trading of such shares will commence approximately four business days prior to the date the conversion takes place.

REPURCHASE OF SHARES

     In the event the conversion is completed, the Fund will be a closed-end, diversified management investment company and as such shareholders will not have the right to redeem their shares directly from the Fund. As a closed-end fund, however, the Fund will be able to repurchase its shares from time to time as and when it deems such a repurchase advisable. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income from the preceding fiscal year, identity of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund.

     Shares repurchased by the Fund will constitute authorized and unissued shares of the Fund available for reissuance. The Fund may incur debt to finance share repurchase transactions. Any gain in the value of the investments of the Fund during the term of the borrowing that exceeds the interest paid on the amount borrowed would cause the net asset value of its shares to increase more rapidly than in the absence of borrowing. Conversely, any decline in the value of the investments of the Fund would cause the net asset value of its shares to decrease more rapidly than in the absence of borrowing. Borrowing money thus creates an opportunity for greater capital gain at the risk of greater exposure to capital loss.

     When the Fund repurchases its shares for a price below their net asset value, the net asset value of those shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. Further, interest on borrowings to finance share repurchase transactions will reduce the net income of the Fund except to the extent the gross income attributable to such shares exceeds the costs of such borrowings.

     Although the Fund does not currently intend to repurchase shares, no assurance can be given that the Fund will decide to repurchase shares in the future, or, if undertaken, that such repurchases will reduce any market discount that may develop. While the Fund does not currently intend to repurchase its shares, its officers and directors, and the Investment Manager and its affiliates may do so from time to time.

DIVIDEND REINVESTMENT PLAN

     The Board has adopted, effective upon conversion, a Dividend Reinvestment Plan (the "Plan"). Under the Plan, distributions will be reinvested in additional shares automatically, unless such shareholders elect to receive cash. Each dividend and capital gains distribution, if any, declared by the Fund on outstanding shares, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, will be paid on the payment date fixed by the Board of Directors in that number of additional shares of the Fund equal to (a) the amount of such dividend divided by the Fund's net asset value per share if the average closing market price on the five trading days prior to the date the shares trade ex-dividend (the "Market Price") is at or above such net asset value per share on the record date for such distribution and (b) the amount of such dividend divided by the Market Price if the Market Price is less than such net asset value per share on the record date for such distribution. Upon a shareholder's request to receive a certificate for his shares, a certificate will be issued for such shares in whole share amounts and any fractional share amounts will be paid in cash. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


             CERTAIN PROVISIONS OF THE PROPOSED CHARTER OF THE FUND


     In connection with the proposed conversion of the Fund to a closed-end, registered investment company, the Board of Directors proposes the adoption of the Amended and Restated Articles of Incorporation of the Company (the "Proposed Charter"), attached hereto as Exhibit A. The major differences between the Proposed Charter and the current Articles of Incorporation are discussed below.

     The adoption of the Proposed Charter would result in conversion of the Fund to a closed-end investment company. Under the Proposed Charter, shareholders would not have the right to acquire or redeem shares at net asset value directly from the Fund; instead, shares would be traded on the AMEX or Nasdaq.

     The net asset value of each share of the Company's capital stock would be the current net asset value per share as determined in accordance with procedures adopted from time to time by the Board of Directors which comply with the 1940 Act. In the event of the liquidation or dissolution of the Fund, the holders of the Common Stock would be entitled to receive all the net assets of the Company not attributable to other classes of stock through any preference.

     On each matter submitted to a vote of shareholders, each holder of a share of capital stock of the Company would be entitled to one vote for each share standing in such holder's name on the books of the Company. The Proposed Charter provides that the Board of Directors may classify or reclassify any unissued capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock.

     Under the Proposed Charter, the Company would be entitled to purchase shares of its capital stock, to the extent that it may lawfully effect such purchase under the 1940 Act and the Maryland General Corporation Law, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable. Currently, the Company is obligated to repurchase its shares at net asset value upon request.

     Each person who at any time is or was a director or an officer of the Company shall be indemnified by the Company to the fullest extent permitted by the Maryland General Corporation Law as it may be amended or interpreted from time to time, including the advancing of expenses, subject to any limitations imposed by the 1940 Act and the rules and regulations promulgated thereunder. Furthermore, to the fullest extent permitted by the Maryland General Corporation Law, as it may be amended or interpreted from time to time, subject to the limitations imposed by the 1940 Act and the rules and regulations promulgated thereunder, no director or officer of the Company would be personally liable to the Company or its shareholders. No amendment of the Proposed Charter or repeal of any of its provisions would be permitted to limit or eliminate any of the benefits provided to any person who at any time is or was a director or officer of the Fund in respect of any act or omission that occurred prior to such amendment or repeal.

     The Board of Directors would have the exclusive authority to make, alter or repeal from time to time any of the ByLaws of the Company except any particular By-Law which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of the 1940 Act and the rules and regulations promulgated thereunder.

     As described in the following paragraphs, certain provisions of the Proposed Charter could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Board of Directors or shareholders to amend the Proposed Charter or By-Laws or effectuate changes in the Fund's management.

     Except as otherwise provided in the Proposed Charter and notwithstanding any other provision of the Maryland General Corporation Law to the contrary, any action submitted to a vote by stockholders requires the affirmative vote of at least 80% of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires (A) if applicable, the proportion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes cast at a meeting at which a quorum is present in person or by proxy with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion. In the absence of action by the directors to remove the foregoing 80% requirement, such requirement would have the effect of making it very difficult for stockholders to elect directors or modify the composition of the Board of Directors.

     The Company elects not to be governed by any provision of Section 3-602 of Subtitle 6 of the Maryland General Corporation Law.

     The proposed Charter provides that any business combination (including any merger, consolidation, or share exchange with any interested shareholder or any affiliate thereof) requires the affirmative vote of the holders of at least 80% of the votes entitled to be cast by holders of voting stock, unless approved by the vote of at least a majority of the Board of Directors, in which case such business combination requires the affirmative vote of the holders of at least a majority of the votes entitled to be cast by such holders.

     Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the authority of the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Company, as to the amount of net income of the Company from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created, shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Company or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Company, and any reasonable determination made in good faith by the Board of Directors would be final and conclusive, and would be binding upon the Company and all holders of its capital stock past, present and future, and shares of capital stock of the Company are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding. No provision of the Proposed Charter would be effective to (a) require a waiver of compliance with any provision of the 1940 Act, or of any valid rule, regulation or order of the SEC thereunder or (b) protect or purport to protect any director or officer of the Company against any liability to the Company or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The private property of shareholders would not be subject to the payment of corporate debts to any extent whatsoever.

     The affirmative vote of holders of at least 80% of the votes entitled to be cast by holders of voting stock is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company, unless approved by the vote of at least a majority of the Board of Directors, in which case such conversion requires the affirmative vote of the holders of at least a majority of the votes entitled to be cast by such holders.

     The Company would reserve the right to amend, alter, change or repeal any provision contained in the Proposed Charter, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders in the Proposed Charter would be granted subject to this reservation. Notwithstanding any other provisions of the Proposed Charter or ByLaws (and notwithstanding the fact that a lesser percentage may be specified by law or by the Proposed Charter or ByLaws), the amendment or repeal of Section 10 of Article V, Sections 3, 4 and 5 of Article VI, Sections 1 and 2 of Article VIII, Article X, Article XI,
Article XII and Article XIII of the proposed Charter would require the affirmative vote of the holders of at least 80% of the votes entitled to be cast by holders of voting stock, unless approved by the vote of at least a majority of the Board of Directors, in which case such amendment or repeal would require the affirmative vote of the holders of at least a majority of the votes entitled to be cast by such holders. These sections involve the applicability of the Proposed Charter and By-Laws to shareholders, number and classification of directors, indemnification of officers and directors, actions taken by concurrence of a majority vote of shareholders, limited liability of shareholders, unlimited existence, conversion to open-end status and amending the foregoing provisions.

     The provisions of the Proposed Charter would provide for the Board of Directors to be divided into five classes, each having a term of five years (except, to ensure that the term of a class of directors expires each year, the first class of directors will serve an initial one-year term and five-year terms thereafter, the second class of directors will serve an initial two-year term and five-year terms thereafter, the third class of directors will serve an initial three-year term and five-year terms thereafter, and the fourth class of directors will serve an initial four-year term and five-year terms thereafter). Each year the term of one class of directors will expire. Accordingly, only those directors in one class may be changed in any one year, and it would require three years to change a majority of the Board of Directors. Such system of electing directors may have the effect of maintaining continuity of management and, thus, make it more difficult for shareholders to change the majority of directors.

     The provisions of the governing documents described above could have the effect of depriving shareholders in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party unless approved by the Board of Directors.


                                   TAX MATTERS

SUBCHAPTER M AND OTHER TAX MATTERS

     The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a regulated investment company and complies with certain distribution requirements, the Fund will not be subject to Federal income tax on that part of its net investment income and realized capital gains which it distributes to its shareholders.

     To qualify as a regulated investment company, the Fund must meet certain relatively complex tests. The loss of status as a regulated investment company would result in the Fund being subject to Federal income tax on all its taxable income and gains without regard to dividends and distributions paid to shareholders.

     Dividends from interest earned on taxable securities and any net short term capital gains are taxable as ordinary income whether received in cash or additional shares. Distributions of the Fund's net capital gain, if any, when designated as such, are taxable to shareholders as long term capital gains, whether received in cash or additional shares and regardless of the length of time the Fund's shares are owned. Interest on indebtedness to purchase or carry Fund shares is not deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Tax-exempt interest attributable to certain private activity bonds (including, in the case of a regulated investment company receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that regulated investment company) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder may be subject to the alternative minimum tax in any event. Fund dividends may be subject to taxes of states and other taxing authorities.

      In any year, if the Fund has excess net realized long-term capital gains over its net realized short-term capital losses, the Fund reserves authority not to distribute such excess. If such excess is not distributed, a shareholder must include in taxable income as long-term capital gain his share thereof. However, the Fund will pay the taxes imposed on any such undistributed gain and the shareholder will receive a credit or refund for taxes on his share of such excess. If, for any year, the total distributions exceed accumulated undistributed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his shares). The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his shares, thereby increasing his potential loss on the sale of his shares.

     The Fund will be required to make back-up withholding in an amount equal to 31% of a shareholder's dividend or capital gain distribution or the proceeds of a redemption unless such shareholder has furnished the Fund with a taxpayer identification number (a social security number in the case of an individual) and certifies that the number is correct and that such shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to back-up withhold ing.

     Skadden, Arps, Slate, Meagher & Flom, legal counsel for the Fund, is of the opinion, for U.S. Federal income tax purposes, that the conversion will not be a taxable event to the Fund or any shareholder.

     The foregoing is a general and abbreviated summary of the provisions of the Code applicable to a shareholder's investment in the Fund. Dividends and distributions declared by the Fund may also be subject to state and local taxes. Shareholders are urged to consult their tax advisers concerning the Federal, state and local tax consequences of their particular investment in the Fund.

      THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, HAS
            UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT THE
                SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL.


                             REPORTS TO SHAREHOLDERS

     The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. The Fund will furnish, without charge, a copy of the Annual Report for the fiscal year ended December 31, 1995 upon request to the Fund at 11 Hanover Square, New York, New York 10005, toll-free telephone 1-800-847-4200.


                             ADDITIONAL INFORMATION

BROKER NON-VOTES AND ABSTENTIONS

     If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

SHAREHOLDER PROPOSALS

     Proposals by shareholders intended to be presented at the next annual meeting (to be held in 1997) must be received by the Company on or before March 27, 1997 (or 30 days before the annual meeting if such meeting is held after April 28, 1997) in order to be included in the proxy statement and proxy for that meeting.

ANNUAL MEETING REQUIREMENTS

     If the Fund becomes closed-end and lists its shares on the AMEX or the Nasdaq National Market System, it will be required to hold annual shareholder meetings.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    EXHIBIT A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                     BULL & BEAR MUNICIPAL INCOME FUND, INC.

                                    * * * * *

                                    ARTICLE I

 1. The name and address of each incorporator of the Corporation are as follows:

                                 Perez C. Ehrich
                               11 Pine Ridge Road
                          Greenwich, Connecticut 06830

                               John T. Landry, Jr.
                               438 Scarsdale Road
                             Yonkers, New York 10707

 2. Each of said incorporators is over eighteen years of age.

3. Said incorporators are forming a corporation under the general laws of the State of Maryland.

                                   ARTICLE II

                                      NAME

   The name of the corporation is Bull & Bear Municipal Income Fund, Inc. (the "Corporation").

                                   ARTICLE III

                               PURPOSES AND POWERS

                  The purpose for which the Corporation is formed is to exercise and enjoy all of the general powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force.

                                   ARTICLE IV

                       PRINCIPAL OFFICE AND RESIDENT AGENT

                  The address of the principal office of the Corporation in the State of Maryland is 11 East Chase Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is United States Corporation Company, a corporation of the State of Maryland, and the address of the resident agent is 11 East Chase Street, Baltimore, Maryland 21202.

                                    ARTICLE V

                                  CAPITAL STOCK

                  (1) The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is One Billion (1,000,000,000) shares, all of which shall have a par value of ($.01) per share and an aggregate par value of Ten Million Dollars ($10,000,000).

                  (2) (a) The Board of Directors of the Corporation is authorized to classify or to reclassify, from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions or rights to require redemption of the stock.

     (b) Without limiting the generality of the foregoing, the dividends and distributions or other payments with respect to the stock of the Corporation, and with respect to each class that hereafter may be created, shall be in such amount as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary from class to class to such extent and for such purposes as the Board of Directors may deem appropriate, including, but not limited to, the purpose of complying with requirements of regulatory or legislative authorities.

     (c) Until such time as the Board of Directors shall provide otherwise pursuant to the authority granted in this section (2), all the authorized shares of the Corporation are designated as Common Stock. Shares of the Common Stock and the holders thereof, and shares of any class and the holders thereof, shall be subject to the following provisions, provided, however, that if no shares of any class other than Common Stock are outstanding, the shares of the Common Stock and the holders thereof shall nevertheless be subject to the following provisions except to the extent that such provisions are by their terms applicable only when shares of two or more classes are outstanding.

                  (3) The net asset value of each share of the Corporation's capital stock issued, sold or purchased at net asset value shall be the current net asset value per share as determined in accordance with procedures adopted from time to time by the Board of Directors which comply with the Investment Company Act of 1940, as amended (the "1940 Act").

                  (4) Shares of each class of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to such class.

                  (5) In the event of the liquidation or dissolution of the Corporation, the holders of the Common Stock of the Corporation's stock shall be entitled to receive all the assets of the Corporation not attributable to other classes of stock through any preference. The assets so distributable to the stockholders shall be distributed among such stockholders in proportion to the number of shares of that class held by them and recorded on the books of the Corporation.

                  (6) Unless otherwise expressly provided in these Amended and Restated Articles of Incorporation, including any Articles Supplementary creating any additional class of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share outstanding in such holder's name on the books of the Corporation, irrespective of the class thereof, and all shares of all classes of capital stock shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series is required by applicable law, such requirement as to a separate vote by that class or series shall apply in lieu of a vote of all classes voting together as a single class as described above.

                  (7) All shares purchased by the Corporation shall constitute authorized but unissued shares and the number of the authorized shares of stock of the Corporation shall not be reduced by the number of any shares purchased by it. Unless and until their classification is changed in accordance with section
(2) of this Article V, all shares of capital stock so purchased shall continue to belong to the same class to which they belonged at the time of their purchase.

                  (8) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of capital stock having proportionately to the respective fractions represented thereby all the rights of whole shares of the same class, including without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding the right to receive a stock certifi cate representing fractional shares.

                  (9)      [Reserved.]

                  (10) All persons who shall acquire capital stock or other securities of the Corporation shall acquire the same subject to the provisions of these Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of the Corporation, as each may be amended from time to time.

                                   ARTICLE VI

                      PROVISIONS FOR DEFINING, LIMITING AND
                        REGULATING CERTAIN POWERS OF THE
                CORPORATION AND OF THE DIRECTORS AND STOCKHOLDERS

                  (1) The number of directors of the Corporation shall initially be six (6), which number may be increased or decreased by or pursuant to the Amended and Restated By-Laws of the Corporation but shall never be less than three nor more than fifteen. The names of the persons who shall act as directors until the initial annual meeting and until their successors are duly elected and qualify are:

                                    Bassett S. Winmill
                                    Robert D. Anderson
                                    Bruce B. Huber
                                    James E. Hunt
                                    Frederick A. Parker
                                    John B. Russell

                  Beginning with the initial annual meeting, the directors shall be divided into five classes, designated Class I, Class II, Class III, Class IV and Class V. Prior to any change in the number of directors, Classes I-IV shall consist of one director each and Class V shall consist of two directors. At the initial annual meeting of stockholders, the Class I director shall be elected for an initial term of one year, Class II director for an initial term of two years, Class III director for an initial term of three years, Class IV director for an initial term of four years and Class V directors for an initial term of five years. Upon the expiration of the initial term of each class, such succeeding class of directors shall be elected for a five-year term. A director elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. If the number of directors is changed, any increase or decrease shall be apportioned among the classes, as of the annual meeting of stockholders next succeeding any such change, so as to maintain a number of directors in each class as nearly equal as possible. In no case shall a decrease in the number of directors shorten the term of any incumbent director. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the entire Board of Directors, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, whether or not sufficient to constitute a quorum, or by a sole remaining director; provided, however, that if the stockholders of any class of the Corporation's capital stock are entitled separately to elect one or more directors, a majority of the remaining directors elected by that class or the sole remaining director elected by that class may fill any vacancy among the number of directors elected by that class. A director elected by the Board of Directors to fill any vacancy in the Board of Directors shall serve until the next annual meeting of stockholders and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. At any annual meeting of stockholders, any director elected to fill any vacancy in the Board of Directors that has arisen since the preceding annual meeting of stockholders (whether or not any such vacancy has been filled by election of a new director by the Board of Directors) shall hold office for a term which coincides with the remaining term of the class to which such directorship was previously assigned, if such vacancy arose other than by an increase in the number of directors, and until his successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of directors, any director so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the class to which such directorship has been apportioned as heretofore provided, and until his successor shall be elected and shall qualify. A director may be removed for cause only, and not without cause, and only by action taken by the holders of at least eighty percent (80%) of the outstanding shares of all classes of voting stock then entitled to vote in an election of such director.

                  (2) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in these Amended and Restated Articles of Incorporation or in the Amended and Restated By-Laws of the Corporation or applicable law.

                  (3) (a) To the maximum extent permitted by applicable law, as currently in effect or as may hereafter be amended:

     (i) no director or officer of the Corporation shall be liable to the Corporation or its shareholders for monetary damages; and

     (ii) the Corporation shall indemnify and advance expenses to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Corporation as a director, officer, employee or agent in similar capacities for other entities.

     (b) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability.

     (c) Any repeal or modification of this Section (3) of this Article VI by the share holders of the Corporation, or adoption or modification of any other provision of the Amended and Restated Articles of Incorporation or Amended and Restated By-Laws inconsistent with this Section, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any director or officer of the Corporation or indemnification and advance of expenses available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

                  (4) The Board of Directors of the Corporation shall have the exclusive authority to make, alter or repeal from time to time any of the Amended and Restated By-Laws of the Corporation except any particular By-Law which is specified as not subject to alteration or repeal by the Board of Directors.

                  (5)      [Reserved.]

                                   ARTICLE VII

                           DENIAL OF PREEMPTIVE RIGHTS

                  No stockholder of the Corporation shall by reason of his holding shares of capital stock have any preemptive or preferential right to purchase or subscribe to any shares of capital stock of the Corporation, now or hereafter authorized, or any notes, debentures, bonds or other securities convertible into shares of capital stock, now or hereafter to be authorized, whether or not the issuance of any such shares of capital stock, or notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of such stockholder; and the Board of Directors may issue shares of any class of capital stock of the Corporation, or any notes, debentures, bonds, or other securities convertible into shares of any class of capital stock of the Corporation, either, whole or in part, to the existing stockholders.

                                  ARTICLE VIII

                          CERTAIN VOTES OF STOCKHOLDERS

                  (1) (a) Except as otherwise provided in these Amended and Restated Articles of Incorporation and notwithstanding any other provision of the Maryland General Corporation Law to the contrary, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires (A) if applicable, the proportion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes cast at a meeting at which a quorum is present in person or by proxy with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.

     (b) The Corporation elects not to be governed by any provision of Section 3-602 of Subtitle 6 of the Maryland General Corporation Law.

                  (2) (a) Except as otherwise provided in paragraph (b) of this Section (2) of this Article VIII, the affirmative votes of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, other than voting stock held by any interested shareholder or any affiliate thereof, shall be necessary to authorize any of the following actions:

                           (i) The merger or consolidation or share exchange of the Corporation with or into any other person or company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization);

                           (ii) the issuance or transfer by the Corporation (in one or a series of transactions in any 12-month period) of any securities of the Corporation to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (A) sales of any securities of the Corporation in connection with a public offering thereof, (B) issuance of securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation and (C) issuances of securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation;

                           (iii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Corporation (in one or a series of transactions in any 12-month period) to or with any person of any assets of the Corporation having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Corporation in the ordinary course of its business; or

                           (iv) any proposal as to the voluntary liquidation or dissolution of the Corporation or any amendment to the Corporation's Amended and Restated Articles of Incorporation to termi nate its existence.

     (b) Notwithstanding paragraph (a) of this Section (2), the actions enumerated in such paragraph will be authorized if approved by a vote of at least (i) a majority of the members of the Board of Directors of the Corporation and (ii) a majority of the number of votes entitled to be cast thereon.

                                   ARTICLE IX

                              DETERMINATION BINDING

                  Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the authority of the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created, shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the value of any security or other instrument or asset owned by the Corporation or as to any matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates or other evidence thereof, that any and all such determinations shall be binding as aforesaid. No provision of these Amended and Restated Articles of Incorporation shall be effective to
(a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfea sance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                    ARTICLE X

                        PRIVATE PROPERTY OF STOCKHOLDERS

                  The private property of stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

                                   ARTICLE XI

                           UNLIMITED TERM OF EXISTENCE

                  The Corporation shall have an unlimited period of existence.

                                   ARTICLE XII

                         CONVERSION TO OPEN-END COMPANY

                  Notwithstanding any other provisions of these Amended and Restated Articles of Incorporation or the Amended and Restated By-Laws of the Corporation, the approval, adoption or authorization of any amendment to these Amended and Restated Articles of Incorporation that makes the Common Stock or any other class of capital stock a "redeemable security" as that term is defined in the 1940 Act shall require the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless approved by at least a majority of the Directors, in which case such amendment or repeal would require the affirmative vote of the holders of a majority of the number of votes entitled to be cast thereon.

                  The Corporation shall notify the holders of all capital stock of the approval, in accordance with the preceding paragraph of this Article XII, of any amendment to these Amended and Restated Articles of Incorporation that makes the Common Stock or any other class of capital stock a "redeemable security" (as that term is defined in the 1940 Act) no later than thirty (30) days prior to the date of filing of such amendment with the Department of Assessments and Taxation (or any successor agency) of the State of Maryland; such amendment may not be so filed, however, until the later of (a) ninety (90) days following the date of approval of such amendment by the holders of capital stock in accordance with the preceding paragraph of this Article XII and (b) the next January 1 or July 1, whichever is sooner, following the date of such approval by holders of capital stock.

                                  ARTICLE XIII

                                    AMENDMENT

                  The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation, in the manner now or hereafter pre scribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provisions of these Amended and Restated Articles of Incorporation or the Amended and Restated By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Amended and Restated Articles of Incorporation or the Amended and Restated By-Laws of the Corporation), the amendment or repeal of Section (10) of Article V, Section (1), Section (3), Section (4) or Section (5) of Article VI, Section
(1) and Section (2) of Article VIII,  Article X, Article XI, Article XII or this
Article XIII of these Amended and Restated Articles of Incorporation shall require the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless approved by at least a majority of the Directors, in which case such amendment or repeal would require the affirmative vote of the holders of a majority of the number of votes entitled to be cast thereon.

                                   ARTICLE XIV

                  The name "Bull & Bear" included in the name of the Corporation shall be used pursuant to a royalty-free nonexclusive license from Bull & Bear Group, Inc. or a subsidiary of Bull & Bear Group, Inc. The license may be withdrawn by Bull & Bear Group, Inc. or its subsidiary at any time in their sole discretion, in which case the Corporation shall have no further right to use the name "Bull & Bear" in its corporate name or otherwise and the Corporation, the holders of its capital stock and its officers and directors, shall promptly take whatever action may be necessary to change its name accordingly.

[Signature omitted]

                        BULL & BEAR MUNICIPAL INCOME FUND
               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Robert D. Anderson and Thomas B. Winmill, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Bull & Bear Municipal Income Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at the offices of the Fund, 11 Hanover Square, New York, New York 10005 on October 23, 1996, at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated October 8, 1996 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

     A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

Please sign exactly as your name appears hereon. If shares are registered in more than one name, all should sign but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

          ______________________________________(L.S.)
          Signature

          ______________________________________(L.S.)
          Signature

          Dated__________________________________, 1996

To avoid the delay of adjourning the meeting, please return this proxy promptly in the enclosed postage paid envelope.

     Please indicate your vote by an "X" in the appropriate box below.

     This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. Please refer to the Proxy Statement for a discussion of the proposal.

     TO APPROVE CHARTER AMENDMENTS OF BULL & BEAR MUNICIPAL SECURITIES, INC. THAT WILL RESULT IN THE CONVERSION OF BULL & BEAR MUNICIPAL INCOME FUND FROM OPEN-END TO CLOSED-END STATUS, TO DELETE THE FUND'S INVESTMENT RESTRICTIONS ON AUTHORITY TO BORROW MONEY, SECURE INDEBTEDNESS AND PURCHASE SECURITIES WITH CONDITIONS ON RESALE, AND TO AMEND THE FUND'S INVESTMENT RESTRICTIONS ON AUTHORITY TO ISSUE SENIOR SECURITIES.

                         |_| FOR           |_| AGAINST           |_| ABSTAIN